                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                            ECC International Corp.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

--------------------------------------------------------------------------------

                            ECC INTERNATIONAL CORP.

                                                               November 10, 1998

Dear Fellow Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of ECC International Corp. to be held on Thursday, December 3, 1998, at 10:00 a.m. at the Four Seasons Hotel, One Logan Square, Philadelphia, Pennsylvania 19103. The Board of Directors and management look forward to greeting personally those stockholders able to attend.

     At this meeting, as set forth in the accompanying Notice of Annual Meeting and Proxy Statement, stockholders will be asked to consider and act upon: (i) the election of the Board of Directors to serve for a one-year term, (ii) the approval of the Company's 1999 Employee Stock Purchase Plan, and (iii) the ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent public accountants for the current fiscal year.

     Your vote is important, regardless of the number of shares you own. We urge you to sign, date and mail the enclosed proxy card as soon as possible, even if you currently plan to attend the annual meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend the meeting.

     On behalf of the Board of Directors, thank you for your continued support.

                                          Sincerely,

                                          /s/ JAMES C. GARRETT
                                          JAMES C. GARRETT
                                          President and
                                          Chief Executive Officer

                            ECC INTERNATIONAL CORP.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of
  ECC INTERNATIONAL CORP.:

     Notice is hereby given that the Annual Meeting of Stockholders of ECC International Corp., a Delaware corporation (the "Company"), will be held at the Four Seasons Hotel, One Logan Square, Philadelphia, Pennsylvania 19103, on December 3, 1998 at 10:00 a.m., Eastern Standard Time (the "Meeting"), to consider and act upon the following matters:

          1. To elect a Board of Directors to serve until the next Annual Meeting of Stockholders of the Company and until their successors are duly elected and qualified.

          2. To approve the Company's 1999 Employee Stock Purchase Plan.

          3. To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent public accountants for the current year.

          4. To transact such other business, if any, as may properly come before the Meeting and any adjournments thereof.

     The Board of Directors has no knowledge of any other business to be transacted at the Meeting.

     Holders of record of the Company's Common Stock, $.10 par value per share, as of the close of business on October 9, 1998 will be entitled to notice of and to vote at the Meeting and any adjournments thereof. A list of stockholders is open for examination to any stockholder at the principal executive offices of the Company, 2001 West Oak Ridge Road, Orlando, Florida 32809-3803 and will be available at the Meeting.

                                            By Order of the Board of Directors,

                                            /s/ Ajit W. Hirani
                                            Ajit W. Hirani, Secretary

Orlando, Florida
November 10, 1998

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE PROMPTLY SIGN, DATE AND MAIL THE ENCLOSED PROXY. IF YOU ARE PRESENT AT THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR SHARES PERSONALLY.

                            ECC INTERNATIONAL CORP.
                            2001 WEST OAK RIDGE ROAD
                             ORLANDO, FL 32809-3803
                            ------------------------

                                PROXY STATEMENT

                  FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE
                            HELD ON DECEMBER 3, 1998

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of ECC International Corp., a Delaware corporation (the "Company"), of proxies for use at the Annual Meeting of Stockholders of the Company to be held at the Four Seasons Hotel, One Logan Square, Philadelphia, Pennsylvania 19103, on December 3, 1998, at 10:00 a.m., Eastern Standard Time (the "Meeting"), and all adjournments thereof. The matters to be considered and acted upon at the Meeting are described below in this Proxy Statement.

     All shares represented by proxies will be voted in the manner specified on the proxy. Any proxy not specifying the contrary will be voted in the election of directors for the Board of Directors' nominees, in favor of the proposal to approve the Company's 1999 Employee Stock Purchase Plan and in favor of the proposal regarding the selection of accountants. Stockholders giving proxies may revoke them by written request to the Secretary of the Corporation at any time prior to their being voted.

     THE NOTICE OF MEETING, THIS PROXY STATEMENT, THE ENCLOSED PROXY AND THE COMPANY'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED JUNE 30, 1998 ARE FIRST BEING SENT OR GIVEN TO THE COMPANY'S STOCKHOLDERS ON OR ABOUT NOVEMBER 10, 1998. THE COMPANY WILL, UPON WRITTEN REQUEST OF ANY STOCKHOLDER, FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 1998, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT EXHIBITS. PLEASE ADDRESS ALL SUCH REQUESTS TO THE COMPANY, 2001 WEST OAK RIDGE ROAD, ORLANDO, FLORIDA 32809-3803, ATTENTION: SECRETARY. EXHIBITS WILL BE PROVIDED UPON WRITTEN REQUEST AND PAYMENT OF AN APPROPRIATE PROCESSING FEE.

VOTING SECURITIES AND VOTES REQUIRED

     Holders of record of the Company's Common Stock, $.10 par value per share (the "Common Stock"), as of the close of business on October 9, 1998 (the "Record Date"), will be entitled to notice of and to vote at the Meeting and any adjournments thereof. As of the Record Date, there were outstanding and entitled to vote 8,329,409 shares of Common Stock. With respect to each matter to come properly before the Meeting, each holder of shares of Common Stock will be entitled to one vote per share. Pursuant to the Company's stockholder rights plan, each outstanding share of Common Stock has attached to it one Preferred Stock Purchase Right (the "Rights"), which entitles the registered holder to purchase from the Company one one-thousandth of a share of the Company's Series B Junior Participating Preferred Stock at a price of $40.00 per one one-thousandth of a share, subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement between the Company and Mellon Bank, N.A., as Rights Agent, dated as of August 27, 1996, as amended.

     The holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Meeting shall constitute a quorum for the transaction of business at the Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the Meeting.

     The affirmative vote of the holders of a plurality of the shares of Common Stock present or represented at the Meeting is required for election of directors. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the Meeting is required for approval of the Plan and the ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent auditors for the current fiscal year.

     Shares which abstain from voting as to a particular matter, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as votes cast or shares voting on such matter. Accordingly, abstentions and "broker non-votes" will have no effect on the voting on a matter that requires the affirmative vote of a plurality. However, because shares which abstain and shares represented by "broker non-votes" are nonetheless considered to be shares present or represented at the Meeting, abstentions and "broker non-votes" with respect to a matter that requires the affirmative vote of a majority of the shares present or represented at the Meeting will have the same effect as a vote against such matter.

     All shares represented by properly executed proxies will, unless such proxies have previously been revoked, be voted at the Meeting in accordance with the directions of the proxies. If no direction is indicated, the shares will be voted as recommended by the Board of Directors. A stockholder executing and returning a proxy has the power to revoke it at any time before it is voted by providing written notice of such revocation to the Secretary of the Company, by submitting a validly executed later-dated proxy, or by attending the Meeting and voting in person. The mere presence of a stockholder at the Meeting, however, will not constitute a revocation of a previously submitted proxy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information, as of July 31, 1998, with respect to the beneficial ownership of Common Stock by (i) each person known by the Company to beneficially own more than five percent of the outstanding shares of Common Stock, (ii) each director and nominee for director,
(iii) each executive officer named in the Summary Compensation Table under the heading "Executive Compensation" below and (iv) all directors and executive officers of the Company as a group:

                                                                SHARES OF            PERCENTAGE OF
                        NAME OF                               COMMON STOCK         OUTSTANDING SHARES
                    BENEFICIAL OWNER                      BENEFICIALLY OWNED(1)    OF COMMON STOCK(2)
                    ----------------                      ---------------------    ------------------
5% STOCKHOLDERS:
Heartland Advisors, Inc.
  790 North Milwaukee Street
  Milwaukee, WI 53202...................................        1,854,350(3)              22.3%

Franklin Advisors, Inc.
  777 Mariners Island Blvd.
  San Mateo, CA 94404...................................          705,000(4)               8.5%

Dimensional Fund Advisors, Inc.
  1299 Ocean Avenue, 11th Floor
  Santa Monica, CA 90401................................          544,914(5)               6.6%

Salomon Smith Barney Holdings Inc.
  388 Greenwich Street
  New York, NY 10013....................................          450,000(6)               5.4%

DIRECTORS:
Bruce A. Beda...........................................           27,062(7)                 *
Julian Demora...........................................          334,492(8)               4.0%
James C. Garrett........................................          135,000(9)               1.6%
Ajit W. Hirani..........................................           50,813(10)                *
Martin S. Kaplan........................................           54,696(11)                *
Jesse Krasnow...........................................           71,773(12)                *
Thomas E. McGrath.......................................           44,111(13)                *
Merrill A. McPeak.......................................           38,105(14)                *

OTHER NAMED EXECUTIVE OFFICERS:
Patrick M. Donohue......................................           17,000(15)                *
Relland M. Winand.......................................           20,688(16)                *
George W. Murphy........................................          138,847(17)              1.7%
James M. Ferguson.......................................            7,368                    *
All directors and executive officers as
  a group (10 persons)..................................          793,740(18)             11.3%

---------------

   * Percentage is less than 1% of the total number of outstanding shares of Common Stock.

 (1) The number of shares of Common Stock beneficially owned by each person or entity is determined under rules promulgated by the Securities and Exchange Commission (the "Commission"). Under such rules, beneficial ownership includes any shares as to which the person or entity has sole or shared voting power or investment power, and also includes any shares which the person or entity has the right to acquire within 60 days after July 31, 1998. Any references in these footnotes to stock options held by a person shall refer only to stock options currently exercisable or exercisable within 60 days after July 31,

     1998. Unless otherwise indicated, each person or entity referred to above has sole voting and investment power with respect to the shares listed. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of such shares.

 (2) For purposes of this table, the number of outstanding shares of Common Stock is adjusted for each person to include the number of shares of Common Stock subject to stock options held by such person.

 (3) The foregoing information is derived from information provided by Heartland Advisors, Inc. to the Company. Heartland Advisors, Inc. reports sole dispositive power over 1,854,350, and sole voting power over 1,267,950, of such beneficially owned shares of Common Stock.

 (4) The foregoing information is derived from information provided to the Company.

 (5) On February 10, 1998, Dimensional Fund Advisors Inc. filed a Schedule 13G pursuant to Section 13 of the Exchange Act and the rules promulgated thereunder reporting its beneficial ownership of shares of Common Stock as of February 6, 1998. Dimensional Fund Advisors Inc. reported sole dispositive power over 544,914 and sole voting power over 308,064 of such beneficially owned shares of Common Stock.

 (6) On January 21, 1998, Smith Barney Mutual Funds Management Inc., Salomon Smith Barney Holdings Inc. and Travelers Group Inc. each filed a Schedule 13G/A pursuant to Section 13 of the Exchange Act and the rules promulgated thereunder reporting its beneficial ownership of shares of Common Stock as of January 15, 1998. Smith Barney Mutual Funds Management Inc., a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. reported beneficial ownership of 450,000 shares of Common Stock. Salomon Smith Barney Holdings Inc. disclaims beneficial ownership of all such shares. Salomon Smith Barney Holdings Inc., a wholly owned subsidiary of Travelers Group Inc. reported beneficial ownership of 450,000 shares of Common Stock. Travelers Group Inc. disclaims beneficial ownership of all shares held by Salomon Smith Barney Holdings Inc. and Smith Barney Mutual Funds Management Inc. On June 10, 1998, Travelers Group Inc. filed a Schedule 13G/A pursuant to
     Section 13 of the Exchange Act and the rules promulgated thereunder to report the fact that as of the date thereof it had ceased to be the beneficial owner of more than five percent of the outstanding shares of Common Stock.

 (7) Includes 10,000 shares subject to outstanding stock options.

 (8) Includes 15,000 shares which are held in trust for the benefit of Mr. Demora's spouse, 302,416 shares which are held in trust for the benefit of Mr. Demora and 10,000 shares subject to outstanding stock options.

 (9) Includes 85,000 shares subject to outstanding stock options.

(10) Includes 34,000 shares subject to outstanding stock options.

(11) Includes 20,000 shares subject to outstanding stock options.

(12) Includes 12,000 shares which are held in trust for the benefit of Mr. Krasnow's three children.

(13) Includes 20,000 shares subject to outstanding stock options.

(14) Includes 25,000 shares subject to outstanding stock options.

(15) Consists of 17,000 shares subject to outstanding stock options.

(16) Includes 16,568 shares subject to outstanding stock options.

(17) Includes 25,000 shares subject to outstanding stock options.

(18) Includes the shares described in notes 7-16 above.

                             ELECTION OF DIRECTORS

     The persons named in the enclosed proxy (James C. Garrett and Martin S. Kaplan) will vote to elect as directors of the Company the eight nominees named below unless authority to vote for the election of any or all of the nominees is withheld by marking the proxy to that effect. Each nominee has consented to being named in this Proxy Statement and to serve as a director if elected.

     Each director will be elected to hold office until the next Annual Meeting of Stockholders or until his successor is duly elected and qualified. If for any reason any nominee should become unavailable for election prior to the Meeting, the person acting under the proxy may vote the proxy for the election of a substitute. It is not presently expected that any of the nominees will be unavailable. The affirmative vote of the holders of a plurality of the shares of the Common Stock of the Company present or represented at the Meeting is necessary for the election of the nominees named below.

     Set forth below are the name and age of each nominee for the Board and the positions and offices held by him, his principal occupation and business experience for at least the past five years, the names of other publicly held companies of which he serves as a director and the year of the commencement of his term as a director of the Company. Information with respect to the number of shares of Common Stock beneficially owned by each director as of July 31, 1998, appears under "Security Ownership of Certain Beneficial Owners and Management." There are no family relationships among any of the nominees for director and executive officers of the Company.

     BRUCE A. BEDA, age 57, became a director in 1997. Mr. Beda has been Chief Executive Officer of Orion Partners, LLC, a private investment and consulting company, since February 1995. Previously, he was Chief Financial Officer at VentureDynes Ltd., a multi-divisional manufacturing company. Mr. Beda serves on the Boards of Directors of Stifel Financial Corp. and Iwerks Entertainment, Inc.

     JULIAN DEMORA, age 72, became a director in 1992. Mr. Demora is President of the construction and development company, Key Realty and Development, Inc.

     JAMES C. GARRETT, age 54, is President and Chief Executive Officer of the Company. He became a director in June 1998. Previously, Mr. Garrett served as Vice President and General Manager of the Raytheon E-Systems Communications Division from 1991 to June 1998.

     AJIT W. HIRANI, age 51, is Vice President, General Manager of the Training Systems Division for the Company. Mr. Hirani has been employed by the Company since 1972 and became a director in 1995.

     MARTIN S. KAPLAN, age 59, became a director in 1969. Mr. Kaplan is a Senior Partner in the law firm of Hale and Dorr LLP, outside counsel to the Company.

     JESSE KRASNOW, age 49, became a director in 1976. Mr. Krasnow is a Partner in the private investment firm of Lefferts/Fore Associates.

     THOMAS E. MCGRATH, age 54, became a director in 1983. Mr. McGrath is a Managing Director of Citicorp Securities, Inc.

     MERRILL A. MCPEAK, age 63, became a director in 1995. He served over twenty years in senior United States Air Force positions, culminating in four years as Chief of Staff from 1990 through 1994, retiring with the rank of General. General McPeak has served as President of McPeak & Associates, a consulting company, since 1994. General McPeak serves on the Boards of Directors of Praegitzer Industries, Inc., Tektronix, Inc., Thrustmaster, Inc., Trans World Airlines, Inc., Western Power & Equipment Corp. and E.Com, Inc.

BOARD AND COMMITTEE MEETINGS

     During the fiscal year ended June 30, 1998, the Board held ten meetings. Every member of the Board attended at least 75% of the total number of meetings of the Board and of all committees of the Board on which they respectively served. The Company has an Audit Committee and a Compensation Committee. The Company does not have a Nominating Committee.

     The principal functions of the Audit Committee are to make recommendations to the Board regarding the appointment of the Company's independent public accountants, review and approve any major changes in accounting policy, review the arrangements for, and the scope and results of, the independent audit, review and approve the independent accountants' proposed fees for audit and non-audit services, and review the Company's policies and procedures for compliance with disclosure requirements with respect to conflicts of interest and for prevention of unethical, questionable or illegal payments. Messrs. Beda, Krasnow and McGrath, who compose the Audit Committee of the Board, each attended the two meetings of that Committee held during the 1998 fiscal year.

     The principal functions of the Compensation Committee are to advise and guide the Board in determining executive officer compensation and to assist the Board in the administration of the Company's stock option plans. Messrs. Demora, Kaplan and McPeak, who compose the Compensation Committee of the Board, each attended the two meetings of that Committee held during the 1998 fiscal year.

DIRECTORS' COMPENSATION

     All of the directors are reimbursed for expenses incurred in connection with their attendance at each Board and committee meeting. Each non-employee director is paid annual fees of $20,000 plus $1,000 for each Board and committee meeting attended. The Chairman of the Board, currently General McPeak, is paid annual fees of $24,000 plus $1,000 for each Board and committee meeting attended. Pursuant to the Company's 1997 Director Equity Compensation Plan, one-half of the annual fees payable to each director are paid in the form of unrestricted shares of Common Stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Except as described below, and based solely on its review of copies of reports filed by reporting persons of the Company pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company believes that during fiscal 1998 all filings required to be made by reporting persons of the Company were timely made in accordance with the requirements of the Exchange Act.

     Mr. Beda, a director of the Company, reported the purchase of 4,000 shares of Common Stock which occurred on February 18, 1998 and the purchase of 2,000 shares of Common Stock which occurred on February 19, 1998 on a Form 4 filed March 14, 1998.

                             EXECUTIVE COMPENSATION

EMPLOYMENT AGREEMENTS

     In June 1998, the Company and Mr. Garrett entered into an employment agreement providing for the employment of Mr. Garrett as the President and Chief Executive Officer of the Company for a three-year term ending on June 28, 2001. The agreement provides for an annual base salary of $250,000 as well as annual cash bonuses and stock option grants upon the satisfaction of certain agreed-upon goals and objectives. In addition, Mr. Garrett received a cash bonus of $50,000 upon the execution of the agreement, as well as reimbursement for certain relocation expenses. In connection with the agreement, Mr. Garrett was granted stock options to purchase an aggregate of 250,000 shares of Common Stock at an exercise price of $3.125 per share, vesting over three years, and purchased an additional 50,000 shares of Common Stock from the Company for an aggregate purchase price of $156,250 consisting of (i) $10,000 in cash and (ii) a promissory note in the principal amount of $146,250. The promissory note shall accrue interest at the rate of 5.58% per year and shall be paid in full on June 15, 2001. Upon the expiration of the agreement without renewal, Mr. Garrett shall be entitled to receive continuing base salary and benefits for a period of 12 months. In the event that his employment with the Company is terminated without cause, for good reason, or after a Change in Control (each as defined therein), Mr. Garrett shall be entitled to receive continuing base salary and benefits for the remainder of the term of the agreement or for a period of 24 months, whichever is greater. Mr. Garrett has also entered into a non-competition and non-solicitation agreement with the Company pursuant to which he is prohibited from competing with the Company or soliciting the Company's employees during the term of his employment by the Company and for a period of two years thereafter.

     In April 1998, the Company and Mr. Murphy, the Company's former President and Chief Executive Officer, entered into a consulting agreement providing for the retention of Mr. Murphy as a consultant to the Company for a one-year term ending on March 31, 1999. The agreement provides for aggregate fees of $100,000 to be paid by the Company to Mr. Murphy for his services. Mr. Murphy has also entered into a non-competition and non-solicitation agreement with the Company pursuant to which he is prohibited from competing with the Company or soliciting the Company's employees for a five-year term ending on March 31, 2003. In consideration therefor, the agreement provides for annual cash payments of $50,000 from the Company to Mr. Murphy during the term of the agreement. Mr. Murphy was also granted stock options to purchase an aggregate of 25,000 shares of Common Stock at an exercise price of $3.375 per share. Mr. Murphy resigned as President and Chief Executive Officer and as a member of the Board of Directors in April 1998.

SUMMARY COMPENSATION

     The following table sets forth for each of the last three fiscal years certain information concerning the compensation of the two individuals who served as the Company's Chief Executive Officer during the fiscal year ended June 30, 1998, the Company's three other executive officers who were serving as executive officers on June 30, 1998, as well as one additional individual who would have been included if he were serving as an executive officer on June 30, 1998 (the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                           LONG-TERM
                                                                          COMPENSATION
                                                                          ------------
                                                                             AWARDS
                                                                          ------------
                                                   ANNUAL COMPENSATION     SECURITIES
                 NAME AND                          --------------------    UNDERLYING       ALL OTHER
            PRINCIPAL POSITION              YEAR    SALARY      BONUS       OPTIONS      COMPENSATION(1)
            ------------------              ----   ---------   --------   ------------   ---------------
James C. Garrett(2).......................  1998         --    $50,000      250,000               --
  President and Chief
  Executive Officer

George W. Murphy(3).......................  1998   $373,681         --       25,000          $23,689
  Former President and                      1997    324,567         --           --           46,649
  Chief Executive Officer                   1996    312,423     45,000           --           46,924

Ajit W. Hirani............................  1998    242,740         --           --           22,507
  Vice President, General                   1997    242,615         --           --           29,943
  Manager of Training Systems Division      1996    232,308     35,000       10,000           30,321

Patrick M. Donohue........................  1998    190,319         --           --           19,368
  Vice President,                           1997    189,808         --           --           29,636
  Marketing                                 1996    184,731     20,000        5,000           34,540

Relland M. Winand.........................  1998    133,325         --           --            5,573
  Vice President,                           1997    120,000         --           --           12,776
  Finance and Treasurer                     1996    103,116     18,000       10,000           15,878

James M. Ferguson(4)......................  1998    153,925         --           --           10,391
  Vice President, New Business              1997    200,346         --           --           24,657
  Development -- ECC Vending Corp.          1996    196,193         --           --           40,225

---------------

(1) Includes the following: (a) the Company's contributions under the Executive Savings and Investment Plan in 1998 for Messrs. Murphy, Hirani, Donohue and Ferguson of $11,250, $10,515, $8,221 and $5,205, respectively; (b) the
    Company's contributions under the Savings and Investment Plan in 1998 for Mr. Winand of $4,000; (c) the portion of the premium paid by the Company with respect to split-dollar executive deferred compensation insurance program in 1998 for Messrs. Murphy, Hirani, Donohue, Winand and Ferguson of $1,504, $515, $952, $157 and $932, respectively; (d) the taxable portion of long-term disability premiums paid by the Company in 1998 for Messrs. Murphy, Hirani, Donohue, Winand and Ferguson of $5,656, $2,880, $4,416, $1,212 and $2,850, respectively; and (e) the taxable portion of group term life insurance paid by the Company in 1998 for Messrs. Murphy, Hirani, Donohue, Winand and Ferguson of $1,404, $348, $1,404, $204 and $1,404,
    respectively.

(2) Mr. Garrett became President and Chief Executive Officer of the Company in June 1998.

(3) Mr. Murphy served as President and Chief Executive Officer of the Company until April 1998

(4) Mr. Ferguson served as Vice President, New Business Development -- ECC Vending Corp. until January 1998.

OPTION GRANTS

     The following table sets forth certain information concerning grants of stock options made during the fiscal year ended June 30, 1998 to each of the Named Executive Officers. The Company granted no stock appreciation rights during the fiscal year ended June 30, 1998.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                     POTENTIAL REALIZABLE
                                            INDIVIDUAL GRANTS                          VALUE AT ASSUMED
                           ---------------------------------------------------         ANNUAL RATES OF
                           NUMBER OF     PERCENT OF                                      STOCK PRICE
                           SECURITIES   TOTAL OPTIONS                                  APPRECIATION FOR
                           UNDERLYING    GRANTED TO     EXERCISE                        OPTION TERM(1)
                            OPTIONS     EMPLOYEES IN    PRICE PER   EXPIRATION      ----------------------
          NAME              GRANTED      FISCAL YEAR    SHARE(2)       DATE            5%           10%
          ----             ----------   -------------   ---------   ----------      --------      --------
James C. Garrett.........   150,000         50.85%       $3.125      6/15/08        $294,794      $747,066
                            100,000         33.90%       $3.125      6/15/08        $196,529      $498,044
George W. Murphy.........    25,000          8.47%       $3.375      4/07/03        $ 23,311      $ 51,511
Ajit W. Hirani...........        --            --            --           --              --            --
Patrick M. Donohue.......        --            --            --           --              --            --
Relland M. Winand........        --            --            --           --              --            --
James M. Ferguson........        --            --            --           --              --            --

---------------

(1) Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their term assuming the specified compound rates of appreciation (5% and 10%) on the market value of the Common Stock on the date of option grant over the term of the options. These numbers are calculated based on rules promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price growth. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the timing of such exercise and the future performance of the Common Stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected will be received by the option holder.

(2) All options were granted at fair market value as determined by the Board of Directors of the Company on the date of the grant.

OPTION EXERCISES AND YEAR-END VALUES

     The following table sets forth certain information concerning the exercise of stock options during the fiscal year ended June 30, 1998 by each of the Named Executive Officers and the number and value of unexercised options held by each of the Named Executive Officers on June 30, 1998. No stock appreciation rights were exercised during fiscal 1998 by the Named Executive Officers or were outstanding at year-end.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                       NUMBER OF
                                                                 SECURITIES UNDERLYING       VALUE OF UNEXERCISED
                                                                  UNEXERCISED OPTIONS        IN-THE-MONEY OPTIONS
                                      SHARE                       AT FISCAL YEAR-END         AT FISCAL YEAR-END(2)
                                    ACQUIRED        VALUE      -------------------------   -------------------------
              NAME                 ON EXERCISE   REALIZED(1)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
              ----                 -----------   -----------   -------------------------   -------------------------
James C. Garrett.................       --            --            70,000/180,000              $8,750/$22,500
George W. Murphy.................       --            --                  25,000/0              $         0/$0
Ajit W. Hirani...................       --            --             34,000/16,000              $         0/$0
Patrick M. Donohue...............       --            --                  17,000/0              $         0/$0
Relland M. Winand................      500          $969              16,568/2,400              $     3,105/$0
James M. Ferguson................       --            --                       0/0              $         0/$0

---------------

(1) Represents the difference between the exercise price and the fair market value of the Common Stock on the date of exercise.

(2) Value based on the last sales price per share ($3.25) of the Company's Common Stock on June 30, 1998, as reported on the New York Stock Exchange, less the exercise price.

REPORT OF THE COMPENSATION COMMITTEE

     The Company's Compensation Committee of the Board is responsible for determining the compensation of, and compensation policies with respect to, the executive officers of the Company, including the Chief Executive Officer. The Compensation Committee currently consists of Messrs. Demora, Kaplan and McPeak.

     The objectives of the Company's executive compensation program are to:

        - Attract and retain key executives of outstanding abilities who are critical to the long-term success of the Company;

        - Align executive compensation with the Company's financial performance, business strategies, values and objectives;

        - Enhance the profitability of the Company, and thereby enhance stockholder value, by linking the financial interests of the Company's executives with those of the stockholders; and

        - Recognize and reward individual performance and responsibility.

  Executive Compensation Program

     The Board, with guidance and input from the Compensation Committee, approves the executive compensation program on an annual basis, including specified levels of compensation for all executive officers. The Company's executive compensation program has been designed to implement the objectives described above and is composed of the following fundamental elements:

        - A base salary that is determined by individual contributions and sustained performance.

        - An annual cash bonus that is tied to corporate financial performance as well as the achievement of individual business-related objectives, including ability to address the corporate need to increase profitability.

        - A long-term incentive program that rewards executives when stockholder value is created through an increase in the market value of the Company's Common Stock.

     In general, the Compensation Committee intends that the overall total compensation opportunities provided to the executive officers should reflect competitive compensation for executives with corresponding responsibilities in selected comparable companies. To the extent determined to be appropriate, the Compensation Committee also considers general economic conditions, the Company's financial performance and the individual's performance in establishing the compensation opportunities of the executive officers. Total compensation opportunities for the executive officers are adjusted over time as necessary to meet this objective. Actual compensation earned by the executive officers reflects both their contributions to the Company's actual stockholder value creation and the Company's actual financial performance. While the targeted total compensation levels for the executive officers are intended to be competitive, compensation paid in any particular year may be more or less than the average, depending upon the Company's actual performance.

     Base Salary. Base salaries for executive officers are reviewed by the Compensation Committee and are set by the Board at the beginning of each fiscal year. In determining salary adjustments, the Board considers individual performance and contributions to the Company, external competitiveness and the recommendations of the Compensation Committee and management. The Board did not award across-the-board salary increases to the Company's executive officers, including the Chief Executive Officer, for fiscal 1998. The Board believed that across-the-board salary increases were inappropriate given the Company's recent performance. One executive officer received a salary increase during fiscal 1998 due to individual factors relating to such officer's role and responsibility with the Company.

     Annual Incentive Compensation. Annual incentives for the Company's executive officers are intended to reflect the Company's belief that management can make significant contributions to enhance stockholder value by achieving Company objectives and maximizing earnings. Accordingly, the Company has developed a management bonus plan that awards cash bonuses based on the achievement of certain objectives, including addressing issues relating to improvement in long-term corporate earnings, actual performance versus budget, order backlog, acquisition of new business and overall Company profitability.

     Bonuses for executive officers are discretionary and are determined annually by the Board after a review of the recommendations of the Compensation Committee and management. The bonuses, if any, for the two employee directors are determined by the Board without any recommendations from management. The Board did not award any annual bonuses to the Company's executive officers, including the Chief Executive Officer, for fiscal 1998. The Board believed that bonuses were inappropriate given the Company's recent performance. See
"-- Summary Compensation."

     Long-Term Incentive Compensation. The Company's long-term incentive compensation program is implemented through the grant of stock options under the Company's 1991 Option Plan and 1998 Stock Incentive Plan. This program is intended to align executive interests with the long-term interests of stockholders by linking executive compensation with stockholder enhancement. In addition, the program motivates executives to improve long-term stock market performance by allowing them to develop and maintain a significant, long-term equity ownership position in the Company's Common Stock. Stock options are granted at prevailing market rates and generally will have value only if the Company's stock price increases in the future.

     Stock option awards are reviewed and considered by the Board, guided by input and recommendations from management for each participant, the financial results for the Company and the participant's present equity holdings in the Company. All executive officers, including the Chief Executive Officer, are eligible to receive awards under the Company's 1991 Option Plan and 1998 Stock Incentive Plan.

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to its Named Executive Officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. No Named Executive Officer received compensation exceeding this limit in fiscal 1998. Although the Company does not currently intend to qualify its annual incentive awards as performance-based, it will continue to monitor the impact of Section 162(m) on the Company.

     Chief Executive Officer Compensation. Mr. Murphy served as the Company's Chief Executive Officer until April 1998. Mr. Murphy's base salary for the 1998 fiscal year was based upon a consideration of a number of factors, including: achievement of short- and long-term financial and strategic targets and objectives; external competitiveness; internal equity of compensation relationships; Company position within the industries in which it competes, including market share; overall economic climate; and individual contributions to the Company.

     In June 1998, Mr. Garrett became the Company's Chief Executive Officer. Mr. Garrett is a party to a multi-year employment agreement with the Company that fixes his annual base salary at $250,000 per year. Mr. Garrett also is entitled to receive annual cash bonuses and stock options upon the satisfaction of agreed-upon goals and objectives. For fiscal 1999, Mr. Garrett is entitled to receive a minimum cash bonus of $50,000 and an option to purchase 30,000 shares of Common Stock. See "-- Employment Agreements." The Compensation Committee believes that this compensation package is comparable to those of chief executive officers of selected comparable companies and reflects the Company's qualitative judgment of Mr. Garrett's expected contributions to the Company during the term of the agreement.

                                            Julian Demora
                                            Martin S. Kaplan
                                            Merrill A. McPeak

STOCK PERFORMANCE GRAPH

     The following graph compares cumulative stockholder return on the Company's Common Stock for the period from June 30, 1993 through June 30, 1998 with the cumulative total return for (i) the Russell 2000 Index, (ii) a peer group index determined by the Company consisting of EDO Corporation, Gencorp Inc., Hexcel Corporation, Sparton Corporation, TransTechnology Corporation, United Industrial Corporation and Wyman Gordon Co. (the "Peer Group Index") and (iii) the Russell 3000 Aerospace Industry Index (the "Aerospace Industry Index").

     In prior years the Company's stock performance graph has compared the Company's stock performance with the performance of (i) the Russell 2000 Index and (ii) the Peer Group Index. For subsequent years the Company will substitute the Aerospace Industry Index for the Peer Group Index. This change is being made because the Company's Board of Directors has determined that, because of the recent trends towards consolidation in the defense industry, the Aerospace Industry Index presents a better comparison of the performance of the Company's Common Stock against the capital stock of its peers than does the Peer Group Index, which has become relatively narrow in recent years.

                     COMPARATIVE FIVE-YEAR TOTAL RETURNS(1)
                     ECC INTERNATIONAL CORP., RUSSELL 2000,
                 PEER GROUP AND RUSSELL 3000 AEROSPACE INDUSTRY
                      (PERFORMANCE THROUGH JUNE 30, 1998)

                              [PERFORMANCE GRAPH]

                                                                     RUSSELL
                                                                       3000
                                   RUSSELL                          AEROSPACE
                    ECC              2000          PEER GROUP        INDUSTRY
1993               100.00           100.00           100.00           100.00
1994               547.37           104.40            85.58           116.34
1995               468.42           125.36           103.80           160.51
1996               384.21           155.30           161.29           220.48
1997               221.05           180.66           229.71           289.25
1998               136.84           210.47           237.69           287.44

---------------

(1) Assumes $100 invested at the close of trading on the last trading day preceding the first day of the fifth preceding fiscal year in the Company's Common Stock, Russell 2000, Peer Group and Russell 3000 Aerospace Industry. Cumulative total return assumes reinvestment of dividends.

               APPROVAL OF THE 1999 EMPLOYEE STOCK PURCHASE PLAN

     On September 17, 1998, the Board of Directors adopted, subject to stockholder approval, the 1999 Employee Stock Purchase Plan (the "Plan"). The Plan authorizes the issuance of up to a total of 360,000 shares of Common Stock to participating employees. The Plan is generally intended to continue the program originally put in place by the Company's 1984 Employee Stock Purchase Plan and continued by the 1987 Employee Stock Purchase Plan, 1990 Employee Stock Purchase Plan, 1993 Employee Stock Purchase Plan and 1996 Employee Stock Purchase Plan.

     The Board of Directors believes that the Plan provides employees of the Company with an opportunity to acquire a proprietary interest in the Company through the purchase of Common Stock, which the Board of Directors believes will help the Company attract and retain employees. ACCORDINGLY, THE BOARD BELIEVES THAT APPROVAL OF THE PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE FOR THIS PROPOSAL.

     All employees of the Company, including directors of the Company who are employees, and all employees of any participating subsidiaries, who are customarily employed by the Company for 20 or more hours per week and at least five months in any calendar year are eligible to participate in the Plan. Employees who would immediately after the grant own 5% or more of the total combined voting power or value of the stock of the Company or any subsidiary are not eligible to participate. As of August 31, 1998, approximately 427 of the Company's employees would have been eligible to participate in the Plan.

     On the first day of a designated payroll deduction period (the "Offering Period"), the Company will grant to each eligible employee who has elected to participate in the Plan an option to purchase shares of Common Stock as follows: the employee may authorize an amount (a whole percentage from 1% to 10% of such employee's base pay) to be deducted by the Company from such pay during the Offering Period. On the last day of the Offering Period, the employee is deemed to have exercised the option, at the option exercise price, to the extent of accumulated payroll deductions. Under the terms of the Plan, the option price is an amount equal to 85% of the average market price (as defined) per share of the Common Stock on either the first day or the last day of the Offering Period, whichever is lower. The Plan provides for six consecutive six-month Offering Periods beginning with the six-month period extending from July 1, 1999 through December 31, 1999.

     If an employee is not a participant on the last day of the Offering Period, such employee is not entitled to exercise any option, and the amount of such employee's accumulated payroll deductions will be refunded. An employee's rights under the Plan terminate upon voluntary withdrawal from the Plan at any time, or when such employee ceases employment for any reason, except that upon termination of employment because of death, the employee's beneficiary has certain rights to elect to exercise the option to purchase the shares which the accumulated payroll deductions in the participant's account would purchase at the date of death.

     Because participation in the Plan is voluntary, the Company cannot now determine the number of shares of Common Stock to be purchased by any Named Executive Officer, by all current executive officers as a group, or by employees, including officers who are not executive officers, as a group. Directors who are not employees may not participate in the Plan.

     The Board may at any time amend the Plan. No amendment can be made, however, without prior approval of the stockholders of the Company if such amendment would (a) materially increase the number of shares which may be issued under the Plan or (b) materially modify the requirements as to eligibility for participation under the Plan.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of the United States federal income tax consequences that generally will arise with respect to purchases made under the Plan and with respect to the sale of Common Stock acquired under the Plan.

     Tax Consequences to Participants. In general, a participant will not recognize taxable income upon enrolling in the Plan or upon purchasing shares of Common Stock at the end of an offering. Instead, if a participant sells Common Stock acquired under the Plan at a sale price that exceeds the price at which the participant purchased the Common Stock, then the participant will recognize taxable income in an amount equal to the excess of the sale price of the Common Stock over the price at which the participant purchased the Common Stock. A portion of that taxable income will be ordinary income, and a portion may be capital gain.

     If the participant sells the Common Stock more than one year after acquiring it and more than two years after the date on which the offering commenced (the "Grant Date"), then the participant will be taxed as follows. If the sale price of the Common Stock is higher than the price at which the participant purchased the Common Stock, then the participant will recognize ordinary compensation income in an amount equal to the lesser of:

          (i) fifteen percent of the fair market value of the Common Stock on the Grant Date; and

          (ii) the excess of the sale price of the Common Stock over the price at which the participant purchased the Common Stock.

     Any further income will be long-term capital gain. If the sale price of the Common Stock is less than the price at which the participant purchased the Common Stock, then the participant will recognize long-term capital loss in an amount equal to the excess of the price at which the participant purchased the Common Stock over the sale price of the Common Stock.

     If the participant sells the Common Stock within one year after acquiring it or within two years after the Grant Date (a "Disqualifying Disposition"), then the participant will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock on the date that it was purchased over the price at which the participant purchased the Common Stock. The participant will also recognize capital gain in an amount equal to the excess of the sale price of the Common Stock over the fair market value of the Common Stock on the date that it was purchased, or capital loss in an amount equal to the excess of the fair market value of the Common Stock on the date that it was purchased over the sale price of the Common Stock. This capital gain or loss will be a long-term capital gain or loss if the participant has held the Common Stock for more than one year prior to the date of the sale and will be a short-term capital gain or loss if the participant has held the Common Stock for a shorter period.

     Tax Consequences to the Company. The offering of Common Stock under the Plan will have no tax consequences to the Company. Moreover, in general, neither the purchase nor the sale of Common Stock acquired under the Plan will have any tax consequences to the Company except that the Company will be entitled to a business-expense deduction with respect to any ordinary compensation income recognized by a participant upon making a Disqualifying Disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

                       RATIFICATION OF THE APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board has selected PricewaterhouseCoopers LLP as the Company's independent public accountants for the fiscal year ending June 30, 1999, subject to ratification by stockholders at the Meeting. Although stockholder approval of the Board's selection of PricewaterhouseCoopers LLP is not required by law, the Board believes that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Meeting, the Board will reconsider the matter. It is not expected that any representative of PricewaterhouseCoopers LLP, which served as the Company's independent public accountants for the fiscal year ended June 30, 1998, will be present at the Meeting.

                                 OTHER MATTERS

     The Board knows of no business that will be presented for consideration at the Meeting other than as stated in the Notice of Meeting. If any other business properly comes before the Meeting, it is the intention of the persons named in the enclosed proxy to vote or otherwise act in accordance with their judgment on such matters.

     The Company will bear the entire cost of soliciting proxies. In addition to solicitations by mail, the Company's directors, officers and regular employees may, without additional remuneration, solicit proxies by telephone, facsimile and personal interviews. The Company reserves the right to retain outside agencies for the purpose of soliciting proxies. Brokers, custodians and fiduciaries in whose names stock is held will be requested to forward proxy soliciting material to the owners of stock held in their names and the Company will reimburse them for their reasonable out-of-pocket expenses in connection with this service.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 1999 ANNUAL MEETING

     Any proposal that a stockholder of the Company wishes to be considered for inclusion in the Company's proxy statement and proxy for the Company's 1999 Annual Meeting of Stockholders (the "1999 Annual Meeting") pursuant to Rule 14a-8 under the Exchange Act must be submitted to the Secretary of the Company at its offices, 2001 West Oak Ridge Road, Orlando, Florida 32809-3803, no later than July 13, 1999.

     If a stockholder of the Company wishes to present a proposal before the 1999 Annual Meeting, but does not wish to have the proposal considered for inclusion in the Company's proxy statement and proxy, such stockholder must also give written notice to the Secretary of the Company at the address noted above. The Secretary must receive such notice not less than 50 days nor more than 75 days prior to the 1999 Annual Meeting; provided that, in the event that less than 65 days' notice or prior public disclosure of the date of the 1999 Annual Meeting is given or made, notice by the stockholder must be received not later than the close of business on the 15th day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first. If a stockholder fails to provide timely notice of a proposal to be presented at the 1999 Annual Meeting, the proxies designated by the Board of Directors of the Company will have discretionary authority to vote on any such proposal.

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY. IF YOU ARE PRESENT AT THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR SHARES PERSONALLY.

                                            By Order of the Board of Directors,

                                            /s/ Ajit W. Hirani
                                            Ajit W. Hirani, Secretary

Dated: November 10, 1998

                                                                      APPENDIX A


                             ECC INTERNATIONAL CORP.

                        1999 EMPLOYEE STOCK PURCHASE PLAN

         1.       PURPOSES.

         The 1999 Employee Stock Purchase Plan of ECC International Corp. (the "Plan") is intended to provide a method whereby employees of ECC International Corp. and its Subsidiary Corporations (as defined below) (hereinafter collectively referred to, unless the context otherwise requires, as the "Company") will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the common stock of the Company (the "Common Stock"). It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of such Section 423.

         2.       DEFINITIONS.

         (a) "base pay" means regular straight-time earnings (as the same may be adjusted from time to time) but excluding payments for overtime, shift differentials, incentive compensation, sales commissions, bonuses and other special payments.

         (b) "Employee" means any person who is customarily employed by the Company for 20 or more hours per week and at least five months in a calendar year.

         (c) "Offering" or "Offerings" means the offering(s) of shares of Common Stock to Employees of the Company pursuant to this Plan.

         (d) "Offering Commencement Date" means the date on which an Offering under the Plan commences pursuant to Paragraph 4.

         (e) "Offering Termination Date" means the date on which an Offering under the Plan terminates pursuant to Paragraph 4.

         (f) "Offering Period" means, with respect to each Offering under the Plan, the period of time beginning on the applicable Offering Commencement Date and ending on the applicable Offering Termination Date.

         (g) "Subsidiary Corporation" means any present or future corporation which (i) is a "subsidiary corporation" as that term is defined in
Section 424 of the Code and (ii) is designated as a participant in the Plan by the Board of Directors or by the Committee described in Paragraph 13.

         3.       ELIGIBILITY.

         (a) Any Employee who shall have completed three months of employment and who shall be employed by the Company on an Offering Commencement Date shall be eligible to participate in the applicable Offering under the Plan.

         (b) Any provision of the Plan to the contrary notwithstanding, no Employee shall be granted an option to participate in the Plan:

                  (i) if, immediately after the grant, such Employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary Corporation (for purposes of this Paragraph the rules of Section 424(d) of the Code shall apply in determining stock ownership of any Employee, and all stock which an Employee has a contractual right to purchase shall be treated as stock owned by the Employee); or

                  (ii) which permits his or her rights to purchase stock of the Company or of any Subsidiary Corporation, pursuant to this Plan or any other employee stock purchase plan of the Company or of any Subsidiary Corporation, to accrue at a rate which exceeds $25,000 of the fair market value of such stock (determined at the time such option is granted) for each calendar year in which the option is outstanding at any time.

         4.       OFFERING DATES.

         The Plan will be implemented by six (6) semi-annual Offerings of an aggregate of 360,000 shares (subject to adjustment as provided in Paragraphs 12(a) and 17) each of the Common Stock, as follows:

         (i) the first Offering shall commence on July 1, 1999 and shall terminate on December 31, 1999;

         (ii) the second Offering shall commence on January 1, 2000 and shall terminate on June 30, 2000;

         (iii) the third Offering shall commence on July 1, 2000 and shall terminate on December 31, 2000;

         (iv) the fourth Offering shall commence on January 1, 2001 and terminate on June 30, 2001;

         (v) the fifth Offering shall commence on July 1, 2001 and terminate on December 31, 2001; and

         (vi) the sixth Offering shall commence on January 1, 2002 and terminate on June 30, 2002.

         5.       PARTICIPATION.

         All eligible Employees will become participants in an Offering on the applicable Offering Commencement Date. Payroll deductions for a participant shall commence on the Offering Commencement Date applicable to the Offering (or as soon thereafter as may be determined by the Company in its discretion) and shall end on the Offering Termination Date applicable to such Offering, unless sooner terminated pursuant to Paragraph 10.

         6.       PAYROLL DEDUCTIONS.

         (a) A participant may elect to have amounts withheld from his or her base pay on each payday by completing an authorization for a payroll deduction (an "Authorization") on the form provided by the Company and delivering it to the Company at least 10 days prior to the applicable Offering Commencement Date. At the time a participant files his or her Authorization for a payroll deduction, the participant shall elect to have deductions made from his or her pay on each payday during the time he or she is a participant in an Offering at the rate of 0, 1, 2, 3, 4, 5, 6, 7, 8, 9 or 10% of his or her base pay. The aggregate amount of a participant's payroll deductions for any Offering Period is referred to herein as the "Authorized Deduction." An Authorization filed with respect to an Offering shall also be deemed to be an Authorization with respect to any subsequent Offering; provided, that (i) the participant may amend his or her Authorization with respect to the subsequent Offering by filing a new Authorization at least seven days and not more than 60 days prior to the Offering Commencement Date of the subsequent Offering, and (ii) the participant may withdraw his or her payroll deductions from the Plan at any time pursuant to
Section 8(b). If a participant has not filed an Authorization with respect to an Offering (including an Authorization deemed to apply to a subsequent Offering pursuant to the preceding sentence) on or before the date(s) specified by the Company, he or she shall be deemed to have filed an Authorization election to withhold 0% of any base pay.

         (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan. A participant may not make any separate cash payment into such account.

         (c) Except as provided in Paragraph 8(b) or Paragraph 10, a participant may not make changes to the rate of deductions from his or her base pay during an Offering Period.

         7.       GRANTING OF OPTIONS.

         (a) With respect to each Offering, a participating Employee shall be deemed to have been granted, on the applicable Offering Commencement Date, an option (the "Option") to purchase a maximum number of shares of Common Stock determined as follows: 85% of the market value of a share of Common Stock on such Offering Commencement Date shall be divided into an amount equal to (x) that percentage of the Employee's base pay which he or she has elected to have withheld (not to exceed 10%) multiplied by (y) the Employee's base pay for the period of such Offering. The market value of the Common Stock shall be determined as provided in paragraph
(b) below.

         An Employee's base pay for the period of any such Offering shall be determined as follows: (i) in the case of a full-time employee normally paid on an hourly rate, by multiplying his or her current hourly rate by 1040; (ii) in the case of a part-time employee normally paid on an hourly rate, by multiplying his or her normal hourly rate by the product of 26 times the number of hours in his or her normal work week; (iii) in the case of an employee normally paid at a bi-weekly rate, by multiplying his or her normal bi-weekly rate by 13; (iv) in the case of a part-time employee normally paid at a weekly rate, by multiplying his or her normal weekly rate by 26; and (v) in the case of an employee normally paid at a monthly rate, by multiplying his or her normal monthly rate by six.

         (b) With respect to each Offering, the purchase price of a share of Common Stock purchased with the Authorized Deduction (the "Option Exercise Price") shall be the lower of:

                  (i) 85% of the closing sale price of the Common Stock on the New York Stock Exchange on the Offering Commencement Date applicable to such Offering (or on the next regular business day on which shares of the Common Stock shall be traded in the event that no such shares shall have been traded on the Offering Commencement Date); or

                  (ii) 85% of the closing sale price of the Common Stock on the New York Stock Exchange on the Offering Termination Date applicable to such Offering (or on the next regular business day on which shares of the Common Stock shall be traded in the event that no such shares shall have been traded on the Offering Termination Date).

         8.       EXERCISE OF OPTIONS.

         With respect to each Offering during the term of the Plan:

         (a) Unless a participant gives written notice of withdrawal to the Company as provided in Paragraph 10, his or her Option will be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering for the purchase of the number of whole shares of Common Stock which the Authorized Deduction in his or her account on such date will purchase at the applicable Option Exercise Price (but not in excess of the number of shares for which an Option has been granted the employee pursuant to Paragraph 7(a)). No fractional shares will be issued. Any excess in such participant's account on such date will be returned to him or her, provided that any excess returned will not be credited with any interest.

         (b) By written notice to the Treasurer of the Company at any time prior to the applicable Offering Termination Date, a participant may elect to withdraw all (but not less than all) of the accumulated payroll deductions in his or her account at such time.

         9.       DELIVERY OF SHARE CERTIFICATES.

         As promptly as practicable after the Offering Termination Date with respect to each Offering, the Company will deliver to each participant, as appropriate, a certificate or certificates representing the shares of Common Stock purchased upon the exercise of such participant's Option.

         10.      WITHDRAWAL.

         (a) As indicated in Paragraph 8(b), a participant may withdraw payroll deductions credited to his or her account at any time prior to the applicable Offering Termination Date by giving written notice of withdrawal to the Treasurer of the Company. All of the participant's payroll deductions credited to his or her account will be paid to the participant promptly after receipt of such notice of withdrawal, and no further payroll deductions will be made with respect to such participant during such Offering. The Company may, at its option, treat any attempt by an employee to borrow on the security of accumulated payroll deductions as an election to withdraw such deductions.

         (b) A participant's withdrawal from any Offering will not have any effect upon his or her eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company.

         (c) Upon termination of the participant's employment for any reason, including retirement but excluding death or disability while in the employ of the Company, the payroll deductions credited to his or her account will be returned to the participant or, in the case of his or her death subsequent to the termination of employment, to the person or persons entitled thereto under Paragraph 14.

         (d) Upon termination of the participant's employment because of death or disability, the participant or his or her beneficiary (as defined in Paragraph 14) shall have the right to elect, by written notice given to the Treasurer of the Company prior to the expiration of the period of 30 days commencing with the date of the death or disability of the participant, either:

                  (i) to withdraw all of the payroll deductions credited to the participant's account under the Plan; or

                  (ii) to exercise the participant's option for the purchase of Common Stock on the Offering Termination Date next following the date of the participant's death or disability for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions in the participant's account at the date of the participant's death or disability will purchase at the applicable Option Exercise Price, and any excess in such account will be returned to the participant or said beneficiary.

         In the event that no such written notice of election shall be duly received by the Treasurer of the Company, the participant or beneficiary shall automatically be deemed to have elected to withdraw the payroll deductions credited to the participant's account at the date of the participant's death or disability, and the same will be paid promptly to the participant or said beneficiary.

         11.      INTEREST.

         No interest will be paid or allowed on any money paid into the Plan or credited to the account of any participant employee except as specifically set forth in this Plan.

         12.      STOCK.

         (a) The maximum number of shares of Common Stock which shall be made available for sale under the Plan during any Offering under the Plan shall be 60,000 shares (subject to increase pursuant to the last sentence of this Paragraph 12(a)), subject in each case to adjustment upon changes in capitalization of the Company as provided in Paragraph 17. If the total number of shares for which Options are exercised on any Offering Termination Date in accordance with Paragraph 8 exceeds 60,000, the Company shall make a pro rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions credited to the account of each participant under the Plan shall be returned to him or her as promptly as possible. If fewer than 60,000 shares are purchased during any given Offering under the Plan, the amount not purchased shall be carried over to and made available during the next and other subsequent Offerings under the Plan.

         (b) No participant will have any interest in Common Stock covered by his or her Option until such Option has been exercised.

         (c) The Common Stock to be delivered to a participant under the Plan will be registered in the name of the participant, or, if the participant so directs, by written notice to the Treasurer of the Company prior to the Offering Termination Date applicable thereto, in the names of the participant and one such other person as may be designated by the participant, as joint tenants with rights of survivorship, to the extent permitted by applicable law.

         (d) The Board of Directors of the Company may, in its discretion, require as conditions to the Exercise of any Option that the shares of Common Stock reserved for issuance upon the exercise of the Option shall have been duly listed, upon official notice of issuance, on the New York Stock Exchange, and that either:

                  (i) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to said shares shall be effective; or

                  (ii) the Company shall have received the opinion of counsel acceptable to the Company to the effect that the issuance of such shares is exempt from all registration requirements under the Securities Act.

         13.      ADMINISTRATION.

         The Plan shall be administered by the Compensation Committee (the "Committee") appointed by the Board of Directors of the Company. The officer of the Company charged by the Committee with day-to-day administration of the Plan shall, for matters involving the Plan, be an ex officio member of the Committee. The interpretation and construction of any provision of the Plan and the adoption of all rules and regulations for administering the Plan shall be made by the Committee; provided, however, that any such interpretation, rule or regulation adopted by the Committee may be subsequently altered, amended or repealed by the Committee or the Board of Directors. All such interpretations, rules and regulations made by the Committee and approved by the Board of Directors with respect to any matter or provision contained in the Plan shall be final, conclusive and binding upon the Company and upon all participants, their heirs or legal representatives. The Company shall indemnify Committee members, to the fullest extent permitted by applicable statute, for any expenses incurred in defending a civil or criminal action or proceeding arising out of such member's actions with respect to the administration of the Plan, in advance of the final disposition of such action or proceeding, upon receipt of an undertaking by the member indemnified to repay such payment if such member shall be adjudicated not to have acted in good faith in the reasonable belief that such member's actions were in the best interests of the Company.

         14.      DESIGNATION OF BENEFICIARY.

         A participant may file a written designation of a beneficiary who is to receive any shares of Common Stock and/or cash in the event of the death of the participant prior to the delivery of such shares or cash to the participant. Such designation of beneficiary may be changed by the participant at any time by written notice to the Treasurer of the Company. Within 30 days after the participant's death, the beneficiary may, as provided in Paragraph 10(d), elect to exercise the participant's Option when it becomes exercisable on the Offering Termination Date of the then current Offering. Upon the death of a participant and upon receipt by the Company of proof of the identity and existence at the participant's death of a beneficiary validly designated by the participant under the Plan, and notice of election of the beneficiary to exercise the Option, the Company shall deliver such stock and/or cash to such beneficiary. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such stock and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such stock and/or cash to the spouse or to any one or more dependents of the participant as the Company may designate. No beneficiary shall, prior to the death of the participant by whom he has been designated, acquire any interest in the stock or cash credited to the participant under the Plan.

         15.      TRANSFERABILITY.

         Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an Option or to receive stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the participant otherwise than by will or the laws of descent and distribution, and such Option shall be exercisable during the participants lifetime only by the participant. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Paragraph 8(b).

         16.      USE OF FUNDS.

         All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

         17.      EFFECT OF CHANGES OF COMMON STOCK.

         In the event of any changes of outstanding shares of the Common Stock by reason of stock dividends, subdivisions, combinations and the like, the aggregate number and class of shares available under this Plan and the Option Exercise Price per share shall be appropriately adjusted by the Board of Directors of the Company, whose determination shall be conclusive. Any such adjustments may provide for the elimination of any fractional shares which would otherwise become subject to any Option.

         18.      AMENDMENT OR TERMINATION.

         The Board of Directors of the Company may at any time terminate or amend the Plan. Except as hereinafter provided, however, no such termination may affect Options previously granted, and no such amendment may make any change in any Option previously granted which would adversely affect the rights of any participant. In addition, no amendment may be made without prior approval of the stockholders of the Company if such approval is required by Section 423 of the Code or by Rule 16b-3 under the Securities Exchange Act of 1934.

         19.      NOTICES.

         All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received by the Treasurer of the Company.

         20.      MERGER OR CONSOLIDATION.

         If the Company shall at any time merge into or consolidate with another corporation and the Company is the surviving entity, the holder of each Option then outstanding will thereafter be entitled to receive at the next Offering Termination Date upon the exercise of such Option for each share as to which such Option shall be exercised the securities or property to which a holder of one share of the Common Stock was entitled upon and at the time of such merger or consolidation, and the Board of Directors of the Company shall take such steps in connection with such merger or consolidation as the Board of Directors shall deem necessary to assure that the provisions of Paragraph 17 shall thereafter be applicable, as nearly as reasonably may be, in relation to the said securities or property as to which such holder of such Option might thereafter be entitled to receive thereunder. In the event of a merger or consolidation in which the Company is not the surviving entity, or of a sale of all or substantially all of the assets of the Company, the Plan shall terminate, and all payroll deductions credited to participants' accounts shall be returned to them.

         21.      APPROVAL OF STOCKHOLDERS.

         The Plan has been adopted by the Board of Directors of the Company, but shall be void and of no effect unless it is approved by the stockholders of the Company at their next annual meeting.

         22. REGISTRATION AND QUALIFICATION OF THE PLAN UNDER APPLICABLE SECURITIES LAWS.

         No Option shall be granted under the Plan until such time as the Company has qualified or registered the shares which are subject to the Options under the applicable state and federal securities laws to the extent required by such laws.

                                                                      APPENDIX B

                             ECC INTERNATIONAL CORP.

                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD DECEMBER 3, 1998

                      THIS PROXY IS SOLICITED ON BEHALF OF
                      THE BOARD OF DIRECTORS OF THE COMPANY
                   AND SHOULD BE RETURNED AS SOON AS POSSIBLE

         The undersigned, having received notice of the Annual Meeting of Stockholders and the Board of Directors' proxy statement therefor, and revoking all prior proxies, hereby appoint(s) James C. Garrett and Martin S. Kaplan, and each of them, attorneys or attorney of the undersigned (with full power of substitution in them and each of them) for and in the name(s) of the undersigned to attend the Annual Meeting of Stockholders of ECC INTERNATIONAL CORP. (the "Company") to be held on Thursday, December 3, 1998 at 10:00 a.m. at the Four Seasons Hotel, One Logan Square, Philadelphia, Pennsylvania 19103, and any adjournments thereof, and there to vote and act upon the following matters proposed by the Company in respect of all shares of stock of the Company which the undersigned may be entitled to vote or act upon, with all the powers the undersigned would possess if personally present. None of the following proposals are conditioned upon the approval of any of the other proposals.

         In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof. The shares represented by this proxy will be voted as directed by the undersigned. IF NO DIRECTION IS GIVEN WITH RESPECT TO ANY ELECTION TO OFFICE OR PROPOSAL, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS. Attendance of the undersigned at the meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing.

1.       To elect the following nominees for director (except as marked below):

         Bruce A. Beda, Julian Demora, James C. Garrett, Ajit W. Hirani, Martin
         S. Kaplan, Jesse Krasnow, Thomas E. McGrath and Merrill A. McPeak

                    [ ] FOR                    [ ] WITHHOLD

                    all nominees               all nominees
                  (except as marked below)

         (Instruction: To withhold a vote for an individual nominee, write the name of such nominee in the space provided below. Your shares will be voted for the remaining nominees.)

                              ---------------------

2.       To approve the Company's 1999 Employee Stock Purchase Plan.

         [ ] FOR                    [ ] AGAINST                [ ] ABSTAIN

3. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants for the current year.

         [ ] FOR                    [ ] AGAINST                [ ] ABSTAIN

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE "FOR" ALL DIRECTOR NOMINEES AND "FOR" EACH OF PROPOSAL NUMBERS 2 AND 3.

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO SIGN, DATE AND MAIL THIS PROXY IN THE ACCOMPANYING ENVELOPE.

         A VOTE "FOR" ALL DIRECTOR NOMINEES AND A VOTE "FOR" EACH OF PROPOSAL NUMBERS 2 AND 3 ARE RECOMMENDED BY THE BOARD OF DIRECTORS.

         IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT THEREOF.


MARK HERE                                    MARK HERE IF
FOR ADDRESS       [ ]                        YOU PLAN TO       [ ]
CHANGE AND                                   ATTEND THE
NOTE AT LEFT                                 MEETING

                                    Dated: _______________________________, 1998




                                    ____________________________________________
                                                      Signature



                                    ____________________________________________
                                             Signature if held jointly


                                    NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS
                                    HEREON. WHEN SHARES ARE HELD BY JOINT
                                    OWNERS, BOTH SHOULD SIGN. WHEN SIGNING AS
                                    ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE
                                    OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.
                                    IF A CORPORATION, PLEASE SIGN IN FULL
                                    CORPORATE NAME BY AUTHORIZED OFFICER, GIVING
                                    FULL TITLE. IF A PARTNERSHIP, PLEASE SIGN IN
                                    PARTNERSHIP NAME BY AUTHORIZED PERSON,
                                    GIVING FULL TITLE.